                               SECURITY CAPITAL

                             [PHOTO APPEARS HERE]


                          EUROPEAN REAL ESTATE SHARES

                              2000 ANNUAL REPORT



                                    [LOGO]
                               SECURITY CAPITAL

          SECURITY CAPITAL
          EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

          Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

          TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

          Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of 5.3% for the year ended December 31, 2000, as compared to 6.8% for its benchmark, the Salomon Smith Barney European Property Index. SC-European Real Estate Shares considerably outperformed the MSCI Europe (a pan-European diversified equity index comprising approximately 100 stocks in 15 European countries, comparable to the S&P 500 in the United States) by over 1300 basis points.

          The performance of European real estate securities was very weak at the beginning of 2000, with the benchmark losing over 1000 basis points of value through the end of February 2000. After the NASDAQ topped out in early March, investor interest for the real estate sector globally began to increase, as investors grew weary of the overall valuation of the equity markets in the United States. Additionally, generally strong real estate markets throughout Europe, in particular in the United Kingdom, re-accelerated earnings momentum in the sector. In Euro terms, the benchmark ended the year up 9.0%. A consistent drag in 2000 on European stock returns denominated in U.S. Dollar terms was the continued strength of the U.S. Dollar versus the European currencies. The Euro started the year 2000 near parity with the U.S. Dollar and then lost over 600 basis points during the course of the year. Similarly, the British Pound and the Swedish Krona lost almost 800 and 950 basis points respectively to the U.S. Dollar. The overall impact in 2000 from currency effects on the stated returns for the SC-European Real Estate Shares was close to -700 basis points.

          Our overweight in Swedish stocks has made an important contribution to our performance, as the Sweden sub-index was up by over 25% in U.S. Dollar terms. It was the success of our bottom-up research that helped us identify the most undervalued securities. This is evidenced by the large share of companies that have been acquired or taken private for substantial premiums that we held positions in during the course of the year. During 2000, we held substantial ownership positions in the following companies prior to an announced transaction: Burford, MEPC and Frogmore in the United Kingdom, Prima Inmobiliaria and Filo in Spain. The Fund's underweight in British real estate companies was the most significant depressant on performance from both a relative and absolute basis during the year. The office, industrial and residential real estate markets in the United Kingdom have been performing strongly, leading to strong rebound for United Kingdom property stocks from historical high levels of discounts to stated net asset value ("NAV"). In particular, our zero weighting in Canary Wharf Group contributed to the slight under performance of our benchmark. Although we considered the stock aggressively valued at the beginning of the year, the significantly faster than expected leasing and development starts at the Canary Wharf estate, the company's sole asset, drove the stock up almost 30% during 2000.

--------------------------------------------------------------------------------

          With the expected growth in the United States slowing significantly in 2001, we view Europe as an attractive region for real estate investment. The gross domestic product growth forecasts for Europe for the next two years continues to be close to 3% annually. After the Euro lost almost 20% versus the U.S. Dollar over the last two years, we view a positive currency impact as an additional potential for European security investment performance. In order to avoid the impact of currency volatility between the Euro, British Pound and Swedish Krona, we will maintain more country neutral weightings and will continue to concentrate on a bottom-up approach to identify securities with the highest total rate of return potential.

          In summary, we continue to believe that current market valuations represent an attractive alternative to uncertainties in the general equity markets. We focus on companies with visible growth for the next two years. We favor companies with office concentrations, as we expect most European markets to see positive office rent growth in 2001. London and Paris in particular have considerable mark-to-market potential in their in-place leases. Although companies with a retail emphasis are trading at higher discounts to current NAV, we expect rental rates and asset values to be flat or negative over the next 12-24 months, driven by slower consumer spending and structural problems of many retailers. We are also looking to invest in companies with robust development pipelines in urban in-fill locations that show significant pre-leasing that may lead to significantly faster growth in NAVs over the next two to three years.

          We appreciate your continued support.

          Sincerely,


          [Signature]                   [Signature]

          Anthony R. Manno Jr.          Kenneth D. Statz
          President                     Managing Director

          FUND PERFORMANCE
--------------------------------------------------------------------------------

          The Funds performance compared to a frequently used performance benchmark is shown below.

          COMPARATIVE RETURNS

          Average Annual Total Returns
          Period Ended December 31, 2000


                                            ---------------------------------
                                                             Since Inception
                                            One Year       (6/30/98-12/31/00)
                                            ---------------------------------
          -------------------------------------------------------------------
          SC-European Real Estate Shares     5.27%               5.07%
          -------------------------------------------------------------------
          -------------------------------------------------------------------
          Salomon Smith Barney-              6.75%               0.14%
          European Property Index/1/
          -------------------------------------------------------------------


          Past performance is not indicative of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

          GROWTH OF A $10,000 INVESTMENT

          Period from June 30, 1998 to December 31, 2000

                           [LINE GRAPH APPEARS HERE]



                          CUMULATIVE VALUE OF $10,000 INVESTED
                          ------------------------------------
                                                                SSB-
                                         SC-                 European
                                         European             Index/1/
                                 -------------------------------------------
   30-Jun-98                                    $10,000              $10,000
   30-Jul-98                                    $10,020              $ 9,356
   31-Aug-98                                    $10,050              $ 8,933
   30-Sep-98                                    $10,210              $ 9,364
   31-Oct-98                                    $10,390              $ 9,102
   30-Nov-98                                    $10,340              $ 9,078
   31-Dec-98                                    $10,325              $ 9,160
   31-Jan-99                                    $10,084              $ 8,933
   28-Feb-99                                    $10,175              $ 9,156
   31-Mar-99                                    $10,712              $ 9,278
   30-Apr-99                                    $10,954              $ 9,511
   31-May-99                                    $11,156              $ 9,656
   30-Jun-99                                    $11,165              $ 9,718
   31-Jul-99                                    $11,774              $10,198
   31-Aug-99                                    $11,825              $10,195
   30-Sep-99                                    $11,662              $10,026
   31-Oct-99                                    $11,235              $ 9,676
   30-Nov-99                                    $10,879              $ 9,528
   31-Dec-99                                    $10,750              $ 9,401
   31-Jan-00                                    $10,185              $ 8,976
   29-Feb-00                                    $ 9,545              $ 8,447
   31-Mar-00                                    $10,236              $ 8,957
   30-Apr-00                                    $10,038              $ 8,868
   31-May-00                                    $10,122              $ 8,943
   30-Jun-00                                    $10,688              $ 9,522
   31-Jul-00                                    $10,509              $ 9,599
   31-Aug-00                                    $10,741              $ 9,612
   30-Sep-00                                    $10,519              $ 9,523
   31-Oct-00                                    $10,067              $ 9,022
   30-Nov-00                                    $10,447              $ 9,320
   31-Dec-00                                    $11,317              $10,036

                 SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
                   SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

  Shares                                                         Market Value
  ---------------------------------------------------------------------------
              COMMON STOCKS - 93.0%
              UNITED KINGDOM - 42.3%
   70,000     Land Securities, PLC                                $   881,853
  120,000     Slough Estates, PLC                                     739,277
  385,000     Burford Holdings, PLC                                   687,950
   75,000     Hammerson, PLC                                          519,243
  115,000     Shaftesbury, PLC                                        464,291
   95,000     Development Securities, PLC                             463,095
   80,000     Pillar Property, PLC                                    449,188
   78,799     Chelsfield, PLC                                         425,949
    5,000     Benchmark Group, PLC                                     22,691
                                                                  -----------
                                                                    4,653,537
              FRANCE -12.5%
    3,000     Unibail (Union du Credit-Bail Immobilier)               478,045
    5,000     Klepierre                                               469,969
   10,000     Accor, SA                                               422,550
                                                                  -----------
                                                                    1,370,564
              SPAIN - 10.1%
  100,000     Vallerhermoso, SA                                       608,472
   35,000     Metrovacesa, SA                                         507,435
                                                                  -----------
                                                                    1,115,907
              SWEDEN - 8.2%
   45,000     Castellum, AB                                           495,815
   25,000     Tornet Fastighets, AB                                   402,585
                                                                  -----------
                                                                      898,400
              IRELAND - 6.7%
  110,000     Green Property, PLC                                     733,359

              FINLAND - 5.7%
  168,600     Sponda Oyj                                              625,346

              GERMANY - 4.0%
   36,363     IVG Holding, AG                                         442,176

              NETHERLANDS - 3.5%
   10,000     Rodamco North America, NV                               388,276

              Total common stocks                                 -----------
              (cost $9,837,511)                                   $10,227,565



                    See notes to the financial statements.

--------------------------------------------------------------------------------

      Principal
      Amount                                                      Market Value
      ------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 6.9%
      $400,000   United States Treasury Bill,  3.350%, 1/4/2001    $   399,888

       365,984   Agreement with State Street Bank and Trust
                 Company, 2.000%, dated 12/29/2000, to be
                 repurchased at $366,065, on 01/02/2001,
                 collateralized by $310,000 U.S. Treasury Bond,
                 7.500% maturing on 11/15/2016 (market value
                 $378,168)                                             365,984
                                                                   -----------
                 Total short-term investments                          765,872
                 (cost $765,872)

                 Total investments - 99.9%
                 (cost $10,603,383)                                 10,993,437

                 Other assets in excess of liabilities - 0.1%            8,162
                                                                   -----------
                 Net assets - 100.0%                               $11,001,599
                                                                   -----------

Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows: Diversified 62.2%, Office 8.4%, Shopping Centers 8.3%, Industrial 6.7%, Hotel 3.9% and Regional Malls 3.5%.


                    See notes to the financial statements.

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2000
--------------------------------------------------------------------------------

     ASSETS:
          Investments, at market value
          (cost $10,603,383)                                                    $ 10,993,437
          Dividend and interest receivable                                            12,984
          Receivable from investment adviser                                          40,187
          Other assets                                                                14,265
                                                                                ------------
          Total assets                                                            11,060,873
                                                                                ------------
     LIABILITIES:
          Payable to distributor                                                       2,229
          Accrued expenses and other liabilities                                      57,045
                                                                                ------------
          Total liabilities                                                           59,274
                                                                                ------------
               Net assets                                                       $ 11,001,599
                                                                                ------------

     NET ASSETS CONSIST OF:
          Capital stock                                                         $ 11,003,035
          Distributions in excess of net investment income                            (1,258)
          Accumulated undistributed net realized loss on investments
           and foreign currency transactions                                        (390,836)
          Net unrealized appreciation on investments and foreign currency            390,658
                                                                                ------------
               Net assets                                                       $ 11,001,599
                                                                                ------------

          Shares outstanding (50,000,000 shares of $0.01 par value authorized)     1,026,347
          Net asset value and redemption price per share                        $      10.72
                                                                                ------------


                    See notes to the financial statements.

                 SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
             STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

        INVESTMENT INCOME:
                Dividend income/1/                                                 $   263,729
                Interest income                                                         21,293
                                                                                   -----------
                Total investment income                                                285,022
                                                                                   -----------
        EXPENSES:
                Transfer agent, custody and accounting costs                           116,360
                Investment advisory fee                                                 86,055
                Sub-administration fee                                                  80,000
                Professional fees                                                       57,253
                Amortization of organization costs                                      43,619
                Directors' fees and expenses                                            25,527
                Distribution expense                                                    25,310
                Shareholders reports and notices                                         7,704
                Administration fee                                                       2,025
                Federal and state registration                                           1,904
                Other                                                                      764
                                                                                   -----------
                Total expenses before reimbursement                                    446,521
                                                                                   -----------
                Less: Reimbursement from adviser                                      (299,721)
                                                                                   -----------
                Net expenses                                                           146,800
                                                                                   -----------
                    Net investment income                                              138,222
                                                                                   ===========

        REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
                Net realized loss on investments                                       (82,034)
                Net realized loss foreign currency transactions                        (44,657)
                Change in unrealized appreciation on investments
                 and foreign currency                                                  532,526
                                                                                   -----------
                Net realized and unrealized gain on investments                        405,835
                                                                                   -----------
                    Net increase in net assets resulting from operations           $   544,057
                                                                                   ===========


/1/ Net of foreign withholding taxes of $43,341.


                    See notes to the financial statements.

                 SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year ended               Year ended
                                                                               Dec. 31, 2000            Dec. 31, 1999
     -----------------------------------------------------------------------------------------------------------------
     OPERATIONS:
          Net investment income                                              $    138,222               $    216,695
          Net realized loss on investments                                        (82,034)                   (22,621)
          Net realized loss on foreign currency transactions                      (44,657)                   (52,858)
          Change in unrealized appreciation (depreciation)
           on investments                                                         532,526                   (223,809)
                                                                             ---------------------------------------
          Net increase (decrease) in net assets
           resulting from operations                                              544,057                    (82,593)

     CAPITAL SHARE TRANSACTIONS:
          Proceeds from shares sold                                                14,000                 10,056,961
          Shares issued to holders in reinvestment
           of dividends                                                                80                      1,923
          Cost of shares redeemed                                                 (59,919)                (5,000,963)
                                                                             ---------------------------------------
          Net increase (decrease) in net assets from
           capital share transactions                                             (45,839)                 5,057,921

     DISTRIBUTIONS TO SHAREHOLDERS:
          From net investment income                                              (78,197)                  (180,976)
          From net realized gains                                                      --                   (284,089)
                                                                             ---------------------------------------
          Total distributions                                                     (78,197)                  (465,065)

               Total increase in net assets                                       420,021                  4,510,263

     NET ASSETS:
          Beginning of period/1/                                               10,581,578                  6,071,315
                                                                             ---------------------------------------
          End of period/2/                                                   $ 11,001,599               $ 10,581,578
                                                                             =======================================


/1/ Including distributions in excess of net investment income of $18,052 for the year ended December 31, 1999.
/2/ Including distributions in excess of net investment income of $1,258 for the year ended December 31, 2000.



                    See notes to the financial statements.

                 SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                               Year ended      Year ended       Period ended
                                                                              Dec. 31, 2000  Dec. 31, 1999    Dec. 31, 1998/1/
                                                                             ---------------------------------------------------
         For a share outstanding for each period:
         Net asset value, beginning of period                                   $  10.26        $  10.28          $   10.00
                                                                                -------------------------------------------
         Income from investment operations:
                 Net investment income                                              0.14            0.20               0.04
                 Net realized and unrealized gain (loss)
                   on investments and foreign
                   currency transactions                                            0.40            0.23               0.28
                                                                                -------------------------------------------
                 Total from investment operations                                   0.54            0.43               0.32
                                                                                -------------------------------------------
         Less distributions:
                 Dividends from net investment income                              (0.08)          (0.17)             (0.02)
                 Dividends in excess of net investment income                         --              --              (0.02)
                 Dividends from net realized gains                                    --           (0.28)                --
                                                                                -------------------------------------------
                 Total distributions                                               (0.08)          (0.45)             (0.04)
                                                                                -------------------------------------------
         Net asset value, end of period                                         $  10.72        $  10.26          $   10.28
                                                                                -------------------------------------------
         Total return                                                               5.27%           4.12%              3.25%/2/
         Supplemental data and ratios:
                 Net assets, end of period ($000)                               $ 11,002        $ 10,582          $   6,071
                 Ratio of expenses to average net assets/4/                         1.45%           1.45%              1.45%/3/
                 Ratio of net investment income to
                   average net assets/4/                                            1.37%           1.84%              1.32%/3/
         Portfolio turnover rate                                                   94.35%          61.37%                --%

         /1/   Fund commenced operations June 30, 1998.
         /2/   Not annualized.
         /3/   Annualized.
         /4/   Without voluntary expense reimbursements of $299,721 and $337,352 for the years ended December 31, 2000, and 1999, and $155,345 for the period ended December 31, 1998, the ratio of expenses to average net assets would have been 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment loss to average net assets would have been (1.60%), (1.03%) and (6.89%), respectively.



                    See notes to the financial statements.

    SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
    NOTES TO THE FINANCIAL STATEMENTS-December 31, 2000
--------------------------------------------------------------------------------

    1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         Security Capital European Real Estate Shares (the Fund) is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated (SC-REMFs), which is an open-end management investment company under the Investment Company Act of 1940 (the 1940
         Act), and is a Maryland corporation. The Fund commenced operations on June 30, 1998. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares.

         Effective February 1, 2000, the Class R shares of the Fund were converted to the Class I shares of the Fund with the surviving class being known as Security Capital European Real Estate Shares. There were no Class R shares outstanding at the time of the conversion.

         The following is a summary of significant accounting policies followed by the Fund.

         a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

         b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2000, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $266,228 (expires December 31, 2008), available to be used to offset future realized capital gains. As of December 31, 2000, the Fund has elected for Federal income tax purposes to defer a $58,067 current year post October capital loss and a $1,258 current year post October currency loss as though the losses were incurred on the first day of the next fiscal year.

         c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Funds Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

         Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

         The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

         d) Foreign Currency - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

       transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

       e) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Funds expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

       f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Funds practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

       In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Adviser, Security Capital Global Capital Management Group Incorporated (GCMG) does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

    2. CAPITAL SHARE TRANSACTIONS

       Transactions in shares of the Fund were as follows:

       Year Ended December 31, 2000:
       ----------------------------------------------------------------------------------------------
                                                                             Amount          Shares
                                                                     --------------------------------
        Shares sold                                                    $     14,000           1,495
        Shares issued to holders in reinvestment of dividends                    80               8
        Shares redeemed                                                     (59,919)         (6,474)
                                                                     --------------------------------
        Net decrease                                                   $    (45,839)         (4,971)
                                                                     --------------------------------

       Year Ended December 31, 2000:
       ----------------------------------------------------------------------------------------------
                                                                             Amount          Shares
                                                                     --------------------------------
        Shares sold                                                    $ 10,056,961         915,364
        Shares issued to holders in reinvestment of dividends                 1,923             187
        Shares redeemed                                                  (5,000,963)       (474,932)
                                                                     --------------------------------
        Net increase                                                   $  5,057,921         440,619
                                                                     --------------------------------

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

     3. INVESTMENT TRANSACTIONS

        The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2000, were $9,000,316 and $8,822,585 respectively.

        At December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

             Appreciation                         $857,341
             (Depreciation)                       (533,828)
                                                ------------
             Net appreciation on investments      $323,513
                                                ------------

        At December 31, 2000, the cost of investments for federal income tax purposes was $10,669,924.

     4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

        SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated (GCMG), an indirect, wholly owned subsidiary of Security Capital Group Incorporated (Security Capital). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Funds average daily net assets.

        GCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the year ended December 31, 2000. GCMG has extended this agreement through at least December 31, 2001. GCMG also agreed to reimburse the Fund for its remaining organizational costs as of December 31, 2000, totaling $31,164.

        GCMG also serves as the Funds administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Funds average daily net assets.

        State Street Bank and Trust Company (State Street), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

        Boston Financial Data Services, Inc. (BFDS), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

     5. CONCENTRATION OF RISKS

        The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

        The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

        confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

        Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

        The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

        The foregoing discussion is general in nature and is subject to the risk considerations described in the Funds Prospectus and Statement of Additional Information.

     6. DISTRIBUTION AND SERVICING PLANS

        The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (Distribution Plan). Under the Plan, the Fund pays to Security Capital Markets Group Incorporated, an affiliate of GCMG, in its capacity as principal distributor of the Funds shares (the Distributor), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Funds average daily net assets.

        The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Funds respective shares and for providing certain services to shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the year ended December 31, 2000, the Fund has made payments totaling $26,047 as required by the adopted Plans.

        Effective January 2, 2001, Macquarie Capital Partners LLC (MCP) will be succeeding to the business currently conducted by the Distributor, including serving as distributor of the Funds shares. MCP will continue to be owned, in part, by Security Capital and will have virtually the same management as the Distributor.

     7. PRINCIPAL SHAREHOLDERS

        As of December 31, 2000, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 99.9% of the Funds total outstanding shares.

     REPORT OF INDEPENDENT PUBLIC ACCONTANTS
--------------------------------------------------------------------------------


     To the board of directors and shareholders of Security Capital European Real Estate Shares:

     We have audited the accompanying statement of assets and liabilities of Security Capital European Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Companys management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital European Real Estate Shares as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                           ARTHUR ANDERSEN LLP

     Chicago, Illinois
     January 26, 2001

--------------------------------------------------------------------------------

DIRECTORS

Anthony R. Manno Jr.
Chairman and President
Security Capital Real Estate Mutual Funds Incorporated

Robert H. Abrams
Founding Director Program in Real Estate Cornell University
Trustee Emeritus and Presidential Counselor
Cornell University

Stephen F. Kasbeer
Former Senior Vice President for
Administration and Treasurer
Loyola University Chicago

Director
Endowment Realty, Inc.

Member
University of San Diego Investment Committee

George F. Keane
President Emeritus
The Commonfund Group

Director
The Northern Trust Company of Connecticut
Nicholas Applegate

OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Alexander K. Daggett
Vice President - Client Services

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Bernard Krieg
Associate

John H. Woo
Analyst

Matthew D. Hansen
Securities Trader

INVESTMENT ADVISER

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts  02266-8121
1-800-409-4189

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois  60603

LEGAL COUNSEL

Mayer, Brown & Platt
1909 K Street, N.W.
Washington, D.C.  20006

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                               SECURITY CAPITAL

               11 South LaSalle Street, Chicago, Illinois 60603
                                1-888-SECURITY
                            www.securitycapital.com